UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23,
2004


PURE CYCLE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware						84-0705083
State of incorporation)     (I.R.S. Employer Identification No.)

8451 Delaware Street, Thornton, CO  80260
(Address of principal executive office)         (Zip Code)

Issuer's telephone number:   (303) 292-3456


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

This Current Report on Form 8-K is filed by Pure Cycle
Corporation, a Delaware corporation, in connection with the matters described herein.



ITEM 5.02  	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

     Effective November 23, 2004, the Company announced that Margaret S. Hansson is resigning as a director of the Company. Ms. Hansson has been a director of the Company since 1977, was the Chairman from 1983 to 2001 and held various positions with the Company from 1992 to 2003 including the CEO position from 1983 to 1984.




SIGNATURE

     Pursuant  to  the requirements of  the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 9, 2004


PURECYCLE CORPORATION


By: /s/ Mark W. Harding
Mark W. Harding
President and Chief Financial Officer